UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-21634

Access One Trust

(Exact name of registrant as specified in charter)

7501 Wisconsin Avenue, Suite 1000 Bethesda, MD                       20814

 (Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code:           (240) 497-6400

Date of fiscal year end:                   October 31

Date of reporting period:                    Janaury 31, 2012

Item 1. Schedule of Investments.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex High Yield Fund	January 31, 2012
(unaudited)

	Principal Amount	Value
U.S. Treasury Obligations (38.3%)
U.S. Treasury Notes, 0.88%, 1/31/17	$41,100,000	$41,451,598

TOTAL U.S. TREASURY OBLIGATIONS (Cost $41,324,644)		41,451,598

Repurchase Agreements+ (63.0%)
Deutsche Bank Securities, Inc., 0.15%, 2/1/12, dated 1/31/12, with a repurchase price of $27,726,116 (Collateralized by $28,180,000 Federal National Mortgage Association, 0.80%, 9/12/14, total value $28,283,878)	27,726,000	27,726,000
HSBC Securities (USA), Inc., 0.12%, 2/1/12, dated 1/31/12, with a repurchase price of $16,174,054 (Collateralized by $16,404,000 Federal National Mortgage Association, 1.00%, 11/4/14, total value $16,499,827)	16,174,000	16,174,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.11%, 2/1/12, dated 1/31/12, with a repurchase price of $12,130,037 (Collateralized by $12,280,800 U.S. Treasury Notes, 0.88%, 1/31/17, total value $12,372,903)	12,130,000	12,130,000
UBS Securities, LLC, 0.11%, 2/1/12, dated 1/31/12, with a repurchase price of $12,130,037 (Collateralized by $12,342,000 of various U.S. Government Agency Obligations, 0.50%-0.52%, 11/26/12-12/28/16, total value $12,375,018)	12,130,000	12,130,000

TOTAL REPURCHASE AGREEMENTS (Cost $68,160,000)		68,160,000

TOTAL INVESTMENT SECURITIES (Cost $109,484,644) — 101.3%		109,611,598
Net other assets (liabilities) — (1.3)%		(1,440,851)

NET ASSETS — 100.0%		$108,170,747

+	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At January 31, 2012, the aggregate amount held in a segregated account was $14,595,000.

	Contracts	Unrealized Appreciation/ (Depreciation)
Futures Contracts Purchased
5-Year U.S. Treasury Note Futures Contract expiring 4/2/12 (Underlying notional amount at value $44,792,203)	361	$430,846

See accompanying notes to schedules of portfolio investments.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex High Yield Fund	January 31, 2012
(unaudited)

Credit Default Swap Agreements – Sell Protection(a)

Underlying Instrument*	Fixed Deal Receive Rate	Maturity Date	Implied Credit Spread at January 31, 2012(b)	Notional Amount(c)	Value	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 17	5.00%	12/20/16	5.69%	$32,928,000**	$ (674,556)	$ (2,325,252)	$ 1,650,696
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 17	5.00%	12/20/16	5.69%	29,792,000**	(610,313)	(2,496,813)	1,886,500
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 17	5.00%	12/20/16	5.69%	23,618,000**	(483,833)	(1,845,708)	1,361,875
CDX North America High Yield Index Swap Agreement with UBS AG; Series 17	5.00%	12/20/16	5.69%	24,010,000**	(491,864)	(1,083,513)	591,649
					$ (2,260,566)	$ (7,751,286)	$ 5,490,720

*	As of January 31, 2012, the CDX North America High Yield Index included securities which had defaulted and represented 2% of the Index.

**	Reflects the notional amount after the default of securities.

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the references entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to schedules of portfolio investments.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex Bear High Yield Fund	January 31, 2012
(unaudited)

	Principal Amount	Value
Repurchase Agreements+ (68.2%)
Deutsche Bank Securities, Inc., 0.15%, 2/1/12, dated 1/31/12, with a repurchase price of $874,004 (Collateralized by $890,000 of various Federal National Mortgage Association securities, 0.55%–0.80%, 9/6/13-9/12/14, total value $893,016)	$874,000	$874,000
HSBC Securities (USA), Inc., 0.12%, 2/1/12, dated 1/31/12, with a repurchase price of $504,002 (Collateralized by $508,000 of various Federal National Mortgage Association securities, 1.00%–4.75%, 2/21/13-11/4/14, total value $516,882)	504,000	504,000
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.11%, 2/1/12, dated 1/31/12, with a repurchase price of $379,001 (Collateralized by $383,800 U.S Treasury Notes, 0.88%, 1/31/17, total value $386,678)	379,000	379,000
UBS Securities, LLC, 0.11%, 2/1/12, dated 1/31/12, with a repurchase price of $379,001 (Collateralized by $389,000 Federal National Mortgage Association, 0.50%, 12/28/16, total value $388,514)	379,000	379,000

TOTAL REPURCHASE AGREEMENTS (Cost $2,136,000)		2,136,000

TOTAL INVESTMENT SECURITIES (Cost $2,136,000) — 68.2%		2,136,000
Net other assets (liabilities) — 31.8%		995,351

NET ASSETS — 100.0%		$3,131,351

+	A portion of these securities were held in a segregated account for the benefit of swap counterparties in the event of default. At January 31, 2012, the aggregate amount held in a segregated account was $330,000.

	Contracts	Unrealized Appreciation/ (Depreciation)
Futures Contracts Sold
5-Year U.S. Treasury Note Futures expiring 4/2/12 (Underlying notional amount at value $2,729,719)	22	$(15,942)

See accompanying notes to schedules of portfolio investments.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex Bear High Yield Fund	January 31, 2012
(unaudited)

Credit Default Swap Agreements – Buy Protection(a)

Underlying Instrument*	Fixed Deal Pay Rate	Maturity Date	Implied Credit Spread at January 31, 2012(b)	Notional Amount(c)	Value	Upfront Premiums Paid (Received)	Unrealized Gain (Loss)
CDX North America High Yield Index Swap Agreement with Credit Suisse International; Series 17	5.00%	12/20/16	5.69%	$ 686,000**	$ 14,053	$ 67,830	$ (53,777)
CDX North America High Yield Index Swap Agreement with Deutsche Bank AG; Series 17	5.00%	12/20/16	5.69%	1,078,000**	22,084	53,961	(31,877)
CDX North America High Yield Index Swap Agreement with Goldman Sachs International; Series 17	5.00%	12/20/16	5.69%	980,000**	20,076	100,575	(80,499)
CDX North America High Yield Index Swap Agreement with UBS AG; Series 17	5.00%	12/20/16	5.69%	490,000**	10,038	47,775	(37,737)
					$ 66,251	$ 270,141	$ (203,890)

*	As of January 31, 2012, the CDX North America High Yield Index included securities which had defaulted and represented 2% of the Index.

**	Reflects the notional amount after the default of securities.

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)	The notional amount represents the maximum potential amount the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

See accompanying notes to schedules of portfolio investments.

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Notes to Schedules of Portfolio Investments

January 31, 2012 (unaudited)

1.	Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying schedules of portfolio investments relate to the portfolios of the Trust included in this form (collectively, the “Funds” and individually a “Fund”). Each Fund is classified as non-diversified under the 1940 Act. Each Fund has two classes of shares outstanding: Investor Class and Service Class.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its schedules of portfolio investments. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of schedules of portfolio investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts. The actual results could differ from those estimates.

Investment Valuation

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Repurchase Agreements

A Fund will enter into repurchase agreements only with financial institutions that meet the credit quality standards and monitoring policies established by ProFund Advisors LLC (the "Advisor"). Repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement is monitored to ensure that the collateral is at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. Funds within both the Trust and ProFunds invest in repurchase agreements jointly, therefore, each Fund holds a pro rata share of the collateral and interest income based upon the dollar amount of the repurchase agreements entered into by each Fund. The collateral underlying the repurchase agreement is held by the Fund’s custodian. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Derivative Instruments

Each Fund maintains exposure to the high yield market, regardless of market conditions. This means the Funds do not adopt defensive positions in anticipation of an adverse market climate. Each Fund seeks to achieve its high yield exposure primarily through credit default swap agreements but may also invest in high yield debt instruments (commonly referred to as "junk bonds"), other debt and money market instruments and futures contracts. As of January 31, 2012, the Funds held credit default swap agreements for credit exposure and futures contracts and/or treasury notes for interest rate exposure to meet each Fund's investment objective.

The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

The Funds may purchase or sell futures contracts. As of January 31, 2012, the Funds held bond futures contracts. The Funds use futures contracts as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. The Funds generally choose to engage in closing or offsetting transactions before final settlement.

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Notes to Schedules of Portfolio Investments

January 31, 2012 (unaudited)

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is segregated as cash balances with brokers, if applicable, and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such amounts are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock index futures contracts and interest rate risk related to bond futures contracts) and exposure to loss in excess of variation margin amounts. The face or contract amounts reflect the extent of the total exposure each Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract. With futures contracts, there is minimal counterparty risk to the Funds because futures contracts are exchanged-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default.

Swap Agreements

The Funds may enter into swap agreements, primarily credit default swap agreements (“CDSs”). The Funds use swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities).

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a pre-determined periodic payment from the buyer in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the buyer in exchange for a defaulted debt obligation or the seller would be required to pay a net settlement amount to the buyer equal to the par value of the referenced debt obligation less the recovery value of the defaulted obligation. Recovery values are assumed by the market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

CDSs are marked to market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic payments, are recorded as “unrealized gain or loss on credit default swap agreements.” Gains or losses on swap agreements are realized upon termination of the swap contract and when the periodic payments are made.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Funds may not perform as expected or in a manner similar to the high yield bond markets.

The Trust, on behalf of a Fund, may enter into agreements with certain counterparties for derivative transactions. These agreements contain various conditions, events of default, termination events, covenants and representations. The triggering of certain events or the default on certain terms of the agreement could allow either party to terminate a transaction under the agreement and request immediate payment in an amount equal to the net positions owed the party under the agreement. This could cause a Fund to have to enter into a new transaction with the same counterparty, enter into a transaction with a different counterparty or seek to achieve its investment objective through any number of different investments or investment techniques.

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Notes to Schedules of Portfolio Investments

January 31, 2012 (unaudited)

Swap agreements involve, to varying degrees, elements of market risk (generally credit risk related to credit default swap agreements) and exposure to loss in excess of the unrealized gain/loss. The notional amounts, which are disclosed as of period end in the swap tables included in the Schedule of Portfolio Investments, reflect the extent of the total investment exposure each Fund has under the swap agreement which may exceed the net asset value of the Fund. The primary risks associated with the use of swap agreements are imperfect correlation between the price of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform. A Fund bears the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The unrealized gain (loss) as of the period end is disclosed in the swap tables included in the Schedule of Portfolio Investments. A Fund will enter into swap agreements only with financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Fund may use various techniques to minimize credit risk including early termination and payment, using different counterparties, limiting the net amount due from any individual counterparty and generally requiring collateral to be posted by the counterparty for amounts owed to the Funds.

The Funds, as applicable, collateralize swap agreements by segregating or designating cash and certain securities as indicated on the Schedule of Portfolio Investments. Certain collateral is held for the benefit of the counterparty in a segregated tri-party account at the custodian to protect the counterparty against non-payment by the Fund. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral from the segregated account and may incur certain costs exercising its right with respect to the collateral. If a counterparty becomes bankrupt or fails to perform its obligations, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

The Funds remain subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring that the counterparties for each Fund agree to post collateral for the benefit of the Fund, marked to market daily, in an amount equal to what the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. As of January 31, 2012, the collateral posted by counterparties consisted of U.S. treasury securities.

Investment Transactions

Throughout the reporting period, investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period.

New Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements has not been determined.

3.	Investment Valuation Summary

The valuation techniques employed by the Funds, described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, repurchase agreements are generally valued at amortized cost. Generally, amortized cost approximates the current fair value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

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Notes to Schedules of Portfolio Investments

January 31, 2012 (unaudited)

Derivatives are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Trust’s Board of Trustees. Exchange traded derivatives (e.g., futures contracts) are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined and are typically categorized as Level 1 in the fair value hierarchy. If there was no sale on that day, fair valuation procedures as described below may be applied. Non-exchange traded derivatives (e.g., swap agreements) are valued based on procedures approved by the Trust’s Board of Trustees and are typically categorized as Level 2 in the fair value hierarchy.

Security prices are generally provided by an independent pricing service. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the official closing price, if available, or the last sale price, on the exchange or system where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the official closing price, if applicable, on any other exchange or system. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees as described below.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange, but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those instruments. Fixed-income securities are generally valued according to prices as furnished by an independent pricing service, generally at the mean of the bid and asked quotes for those instruments. Fixed-income securities maturing within a relatively short time frame may be valued at amortized cost, which approximates market value. In each of these situations, valuations are typically categorized as a Level 2 in the fair value hierarchy.

When the Advisor determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Advisor or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy.

For the quarter ended January 31, 2012, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

A summary of the valuations as of January 31, 2012, based upon the three levels defined above, is included in the table below:

			LEVEL 2 - Other Significant
	LEVEL 1 - Quoted Prices		Observable Inputs		Total

	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^	Investment Securities	Other Financial Instruments^
Access Flex High Yield Fund
U.S. Treasury Obligations	$-	$-	$41,451,598	$-	$41,451,598	$-
Repurchase Agreements	-	-	68,160,000	-	68,160,000	-
Futures Contracts	-	430,846	-	-	-	430,846
Swap Agreements	-	-	-	5,490,720	-	5,490,720

Total	$-	$430,846	$109,611,598	$5,490,720	$109,611,598	$5,921,566

Access Flex Bear High Yield Fund
Repurchase Agreements	$-	$-	$2,136,000	$-	$2,136,000	$-
Futures Contracts	-	(15,942)	-	-	-	(15,942)
Swap Agreements	-	-	-	(203,890)	-	(203,890)

Total	$-	$(15,942)	$2,136,000	$(203,890)	$2,136,000	$(219,832)

^ Other financial instruments include any derivitive instruments not reflected in the Schedule of Portfolio Investments as Investment Securities, such as futures contracts and swap agreements. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

The Trust determines significant transfers between fair value hierarchy levels at the reporting period end. There were no significant transfers between Levels 1 and 2 as of January 31, 2012 from the valuation input levels used on October 31, 2011.

4.	Investment Risks

Some risks apply to all Funds, while others are specific to the investment strategy of a Fund. Each Fund may be subject to other risks in addition to these identified risks. This section discusses certain common principal risks encountered by the Funds.

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Notes to Schedules of Portfolio Investments

January 31, 2012 (unaudited)

Risks Associated with the Use of Derivatives

The Fund uses investment techniques and derivatives that may be considered aggressive. Because a Fund’s investment in derivatives may involve a small investment relative to the amount of investment exposure assumed, losses may exceed the amounts invested in those instruments. Particularly when used to create leverage, the use of derivatives may expose a Fund to potentially dramatic changes (losses or gains) in the value of the instruments. Using derivatives may result in imperfect correlation between the value of the instruments and the relevant security or index. Swap-related financing, borrowing and other transaction costs will have the effect of lowering the Fund’s return.

Active Investor Risk

The Funds permit frequent purchases and exchanges without restriction, which could increase transaction costs. In addition, large movements of assets into and out of a Fund may have a negative impact on the Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio.

Counterparty Risk

The Funds will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments or repurchase agreements entered into by the Funds. A Fund may be negatively impacted if a counterparty fails to perform its obligations. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds have sought to mitigate these risks by generally requiring that the counterparties post collateral for the benefit of each Fund, marked to market daily, in an amount approximately equal to the amount that the counterparty owes the Fund, subject to certain minimum thresholds. To the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described above, including possible delays in recovering amounts as a result of bankruptcy proceedings. The Funds enter into swap agreements with counterparties that the Advisor has determined to be large, well capitalized and well established financial institutions.

Liquidity Risk

In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, the Funds might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Advisor. This may prevent a Fund from limiting losses, realizing gains, obtaining exposure to or achieving investment results that correspond generally to the total return of the high yield market.

Underlying Securities Risk

The Funds are subject to risk in the event of default or failure of the payment of interest and principal payments on the fixed income securities underlying the CDX North America High Yield Index, even if a Fund does not itself hold those securities. The credit default swap agreement provides exposure to below investment grade, high yield, fixed income securities (commonly referred to as "junk bonds") or derivatives of such securities. Because issuers of below investment grade securities are often highly leveraged, their ability to make timely payments of interest and principal during an economic downturn or a sustained period of high interest rates may be impaired.

For a more complete description of investment risks associated with a particular Fund, see its prospectus and Statement of Additional Information.

5.	Federal Income Tax Information

At January 31, 2012, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

		Tax	Tax	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
Access Flex High Yield	$109,484,644	$126,954	$-	$126,954
Access Flex Bear High Yield	2,136,000	-	-	-

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Notes to Schedules of Portfolio Investments

January 31, 2012 (unaudited)

6.	Transactions with Lehman Brothers Holdings, Inc.

On September 15, 2008, Lehman Brothers Holdings, Inc. filed a petition for Chapter 11 bankruptcy. Prior thereto, the Funds transacted business with subsidiaries of Lehman (together with Lehman Brothers Holdings, Inc., “Lehman”) whereby Lehman acted as a counterparty to certain derivative transactions. All derivatives transactions with Lehman were terminated prior to September 15, 2008, but certain settlement payments relating to such transactions were not due to be made until on or after September 15. Settlement of these transactions has been delayed due to Lehman’s bankruptcy proceedings.

To the extent Lehman fails to pay the Funds in connection with the settlement of such transactions, the Advisor has agreed to reimburse the Funds for any such losses. Any shortfall in payments from Lehman will be paid by the Advisor in support of the full carrying value of this outstanding receivable on the Funds’ financial statements. Accordingly, no loss is expected to be realized by the Funds. The outstanding swap agreement balance due from Lehman in the Access Flex Bear High Yield Fund as of January 31, 2012, was $925,069 and is included in “net other assets (liabilities).”

Item 2. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a- 3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s most recent fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Access One Trust

By (Signature and Title)* /s/ Christopher E. Sabato

     Christopher E. Sabato, Treasurer and Principal Financial Officer

Date March 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Louis M. Mayberg

     Louis M. Mayberg, President and Principal Executive Officer

Date March 29, 2012

By (Signature and Title)* /s/ Christopher E. Sabato

     Christopher E. Sabato, Treasurer and Principal Financial Officer

Date March 29, 2012